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                                                                    Exhibit 23.4

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the financial statements of R.W. Electronics, Inc. dated January 31, 2000, included in VerticalNet, Inc.'s current report on Form 8-K dated March 31, 2000 and to all references to our Firm included in this registration statement.



                                             /s/ TONNESON & COMPANY CPAs PC


Wakefield, Massachusetts
November 14, 2000